                                                                   EXHIBIT 10.42


                                  OAKLEY, INC.

                                 FIRST AMENDMENT
                                       TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of January 18, 2006 and entered into by and among Oakley, Inc., a Washington corporation ("BORROWER"), the financial institutions listed on the signature pages hereof ("LENDERS") and Bank of America, N.A., as administrative agent for Lenders ("AGENT"), and, for purposes of Section 4 hereof, the Guarantors (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Third Amended and Restated Credit Agreement dated as of August 19, 2004 (the "CREDIT AGREEMENT"), by and among Borrower, Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

                WHEREAS, Borrower and Lenders desire to amend the Credit Agreement to (i) permit the proposed acquisition by Borrower of all of the capital stock of Oliver Peoples, Inc., a California corporation, and Kenneth Lorence Opticians, Inc., a California corporation (collectively, the "TARGET"), on the terms and conditions set forth below, and (ii) make certain other amendments as set forth below;


                NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


                SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1     AMENDMENTS TO SECTION 1: DEFINITIONS AND ACCOUNTING TERMS

                A. Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                "COMERICA CREDIT FACILITY" means the Loan and Security Agreement (Accounts and Inventory), dated July 15, 2005, by and among OP and Mosley, as borrowers, and Comerica Bank as the same maybe amended from time to time consistent with the terms of this Agreement.


                "MOSLEY" means Mosley Tribes, Ltd., a California corporation.


                "OP" means Oliver Peoples, Inc., a California corporation.



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                "OP/KLO ACQUISITION" means the transactions contemplated by the
OP/KLO Acquisition Agreement.


                "OP/KLO ACQUISITION AGREEMENT" means that certain Stock Purchase Agreement by and among Borrower, OP, Kenneth Lorence Opticians, Inc., a California corporation, and the owners of OP and Kenneth Lorence Opticians, Inc., in the form delivered to Agent and Lenders prior to their execution of this Amendment, as such agreement may be amended from time to time consistent with the terms of this Agreement.


                "OP/KLO ACQUISITION CONSIDERATION" means all amounts required to pay the consideration for the OP/KLO Acquisition and related fees, costs and expenses paid by Borrower in connection therewith within one year of the closing date of the OP/KLO Acquisition.


                B. The definition of "Permitted Acquisition" in Section 1.1 of the Credit Agreement is hereby amended by inserting the following text at the end thereof:

        "Notwithstanding the foregoing, the OP/KLO Acquisition Consideration shall be excluded from the calculations in clause (iii) above for the purposes of compliance with Section 7.6(viii)."

1.2     AMENDMENTS TO SECTION 7: BORROWER'S NEGATIVE COVENANTS

                A. INDEBTEDNESS.

                (i) Section 7.1 of the Credit Agreement is hereby amended by deleting the word "and" at the end of Section 7.1(viii), deleting the period at the end of Section 7.1(ix) and substituting therefor "; and", and inserting the following new Section 7.1(x):

                "(x) In addition to amounts permitted under Section 7.1(viii), upon consummation of the OP/KLO Acquisition, OP and Mosley may remain liable for Indebtedness under the Comerica Credit Facility until July 31, 2006, so long as (i) the aggregate principal amount outstanding under the Comerica Credit Facility does not exceed $4,000,000 at any time, (ii) no other Loan Party guarantees such Indebtedness, and (iii) no Liens to secure such Indebtedness attach to assets of any Loan Party other than OP and Mosley."

                (ii) Section 7.1 of the Credit Agreement is hereby further amended by deleting the last sentence thereof in its entirety and substituting the following therefor:

        "Notwithstanding the foregoing, clauses (i) through (x) above shall not apply to Oakley Denmark and Oakley Holding."



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                B. LIENS AND RELATED MATTERS.

                Section 7.2(a)(ix) is hereby amended by deleting it in its entirety and substituting the following therefor:

                "(ix) Liens securing Indebtedness permitted under Section 7.1(viii) and Section 7.1(x)."


                C. RESTRICTION ON FUNDAMENTAL CHANGES; ASSET SALES AND ACQUISITIONS.

                (i) Section 7.6 of the Credit Agreement is hereby amended by deleting the word "and" at the end of Section 7.6(vi), renumbering Section 7.6(vii) as Section 7.6(viii), and inserting the following new Section 7.6(vii):

                "(vii)Borrower and its Subsidiaries may consummate the OP/KLO Acquisition in accordance with the terms of the OP/KLO Acquisition Agreement; and"


                (ii) Section 7.6 of the Credit Agreement is hereby further amended by deleting the last sentence thereof in its entirety and substituting the following therefor:

        "Notwithstanding the foregoing, clauses (i) through (viii) above shall not apply to Oakley Denmark and Oakley Holding."

                SECTION 2. CONDITIONS TO EFFECTIVENESS

                Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):


                A. On the First Amendment Effective Date, (a) after giving effect to Section 1 hereof, the representations and warranties contained in
Section 3 hereof shall be true and correct as of such date, as though made on and as of such date; (b) after giving effect to Section 1 hereof, no Default or Event of Default shall then exist; and (c) Borrower shall deliver to Agent a certificate signed by a Responsible Officer of Borrower confirming the foregoing.

                B. On or before the First Amendment Effective Date, Borrower shall deliver to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel the following, each, unless otherwise noted, dated the First Amendment Effective Date:

                        1. A certificate of its corporate secretary or an assistant secretary certifying that the organizational documents of the Borrower as delivered to Agent on the Closing Date, are in full force and effect and have not been amended or modified in any respect since the Closing Date;



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

                        2. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment and the OP/KLO Acquisition Agreement, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                        3. Signature and incumbency certificates of its Responsible Officers executing this Amendment;

                        4. Executed copies of this Amendment; and

                        5. A Certificate of a Responsible Officer to the effect that (i) the OP/KLO Acquisition Agreement attached thereto is in full force and effect and is a true and correct copy of the executed version of such agreement, (ii) the OP/KLO Acquisition Consideration shall not exceed $60,000,000, (iii) the OP/KLO Acquisition is not a Hostile Acquisition, (iv) the OP/KLO Acquisition is in a line of business related to the lines of business of Borrower and its Subsidiaries, (v) no Event of Default or Default exists or shall occur as a result of giving effect to the OP/KLO Acquisition, and (vi) the Target has positive Consolidated EBITDA for the four fiscal quarters ended December 31, 2005.

                C. Required Lenders shall have executed and delivered to the Agent a counterpart to this Amendment.

                D. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

                SECTION 3. BORROWER'S REPRESENTATIONS AND WARRANTIES

                In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:


                A. CORPORATE POWER AND AUTHORITY. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

                B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.



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                C. NO CONFLICT. The execution and delivery by Borrower of this
Amendment and the performance by Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, the certificate or articles of incorporation or bylaws of Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrower or any of its Subsidiaries, except for such approvals or consents which have been obtained on or before the First Amendment Effective Date and disclosed in writing to Lenders.

                D. GOVERNMENTAL CONSENTS. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by Borrower and this Amendment and the Amended Agreement are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

                SECTION 4. ACKNOWLEDGEMENT AND CONSENT

                Each guarantor (or pledgor) listed on the signatures pages hereof (each, a "GUARANTOR") hereby acknowledges and agrees that each Loan Document to which it is a party or otherwise bound (each, a "CREDIT SUPPORT DOCUMENT") shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each



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Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.


                Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment, and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.


                SECTION 5. MISCELLANEOUS

                A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in Section 10.4 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

                C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY,



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AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE
STATE OF CALIFORNIA (INCLUDING WITHOUT LIMITATION SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS
PRINCIPLES.

                E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]



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                IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                        OAKLEY, INC.



                                        By:
                                             -----------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                              ----------------------------------



                                        BAZOOKA, INC., (for purposes of Section
                                        4 only) as a Credit Support Party



                                        By:
                                             -----------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                              ----------------------------------



                                        OAKLEY SALES CORP., (for purposes of
                                        Section 4 only) as a Credit Support
                                        Party



                                        By:
                                             -----------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                              ----------------------------------



                                        OAKLEY DIRECT, INC., (for purposes of
                                        Section 4 only) as a Credit Support
                                        Party



                                        By:
                                             -----------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                              ----------------------------------



                                        OAKLEY DENMARK, APS, (for purposes of
                                        Section 4 only) as a Credit Support
                                        Party



                                        By:
                                             -----------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                              ----------------------------------

                                        OAKLEY HOLDING, SAS, (for purposes of
                                        Section 4 only) as a Credit Support
                                        Party



                                        By:
                                             -----------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                              ----------------------------------



                                      S-2
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                                        BANK OF AMERICA, N.A., as Agent



                                        By:
                                             -----------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                              ----------------------------------



                                        BANK OF AMERICA, N.A., as a Lender, L/C
                                        Issuer and Swing Line Lender



                                        By:
                                             -----------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                              ----------------------------------



                                        UNION BANK OF CALIFORNIA, N.A., as a
                                        Lender



                                        By:
                                             -----------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                              ----------------------------------



                                        JPMORGAN CHASE BANK, as a Lender



                                        By:
                                             -----------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                              ----------------------------------



                                      S-3